TO BE EFFECTIVE DECEMBER 6, 2002

                 AMENDMENT TO ARTICLES OF INCORPORATION

                                    OF

                        STRONG EQUITY FUNDS, INC.

     The undersigned Vice President and Secretary of Strong Equity Funds, Inc. (the "Corporation"), hereby certifies that in accordance with Section 180.1002 of the Wisconsin Statutes, the following Amendment was duly adopted to create the Class C series of the Strong Growth Fund.

         "Paragraph A of Article IV is hereby amended by deleting Paragraph A thereof and inserting the following as a new paragraph:

`A. The Corporation shall have the authority to issue an indefinite number of shares of Common Stock with a par value of $.00001 per share. Subject to the following paragraph the authorized shares are classified as follows:

         CLASS                                                SERIES            AUTHORIZED NUMBER OF SHARES


         Strong Advisor Large Company Core Fund               Class A           Indefinite
                                                              Class B           Indefinite
                                                              Class C           Indefinite
                                                              Class K           Indefinite
         Strong Advisor Mid Cap Growth Fund                   Class A           Indefinite
                                                              Class B           Indefinite
                                                              Class C           Indefinite
                                                              Class Z           Indefinite
         Strong Advisor Small Cap Value Fund                  Class A           Indefinite
                                                              Class B           Indefinite
                                                              Class C           Indefinite
                                                              Class Z           Indefinite
         Strong Advisor Utilities and Energy Fund             Class A           Indefinite
                                                              Class B           Indefinite
                                                              Class C           Indefinite
         Strong Dow 30 Value Fund                             Investor          Indefinite
         Strong Enterprise Fund                               Investor          Indefinite
                                                              Advisor           Indefinite
                                                              Class K           Indefinite
         Strong Growth Fund                                   Investor          Indefinite
                                                              Advisor           Indefinite
                                                              Institutional     Indefinite
                                                              Class C           Indefinite
                                                              Class K           Indefinite




         Strong Growth 20 Fund                                Investor          Indefinite
                                                              Advisor           Indefinite
         Strong Index 500 Fund                                Investor          Indefinite
         Strong Large Cap Core Fund                           Investor          Indefinite
         Strong Large Company Growth Fund                     Investor          Indefinite
         Strong Mid Cap Disciplined Fund                      Investor          Indefinite
         Strong Technology 100 Fund                           Investor          Indefinite
         Strong U.S. Emerging Growth Fund                     Investor          Indefinite
         Strong Value Fund                                    Investor          Indefinite'"

         This Amendment to the Articles of Incorporation was adopted by the Board of Directors of the Corporation on November 8, 2002, in accordance with
Section 180.1002 and 180.0602 of the Wisconsin Statutes. Shareholder approval was not required.

         Executed in duplicate this 2nd day of December, 2002.


                                            STRONG EQUITY FUNDS, INC.



                                       By: /s/ Susan A. Hollister
                                           Susan A. Hollister
                                          Vice President and Assistant Secretary



This instrument was drafted by

Susan A. Hollister
Strong Financial Corporation
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051